                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-03196

                                CASH RESERVE FUND
                                -----------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        3/31

Date of reporting period:       9/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

Deutsche Bank Alex. Brown

Cash Reserve Fund, Inc.

Prime Series
Treasury Series
Tax-Free Series

Semiannual Report to Shareholders

September 30, 2003

[Deutsche Bank logo]

Table of Contents

Portfolio Management Review <Click Here>

Cash Reserve Fund, Inc.

Schedule of Investments <Click Here>

Statements of Assets and Liabilities <Click Here>

Statements of Operations <Click Here>

Statements of Changes in Net Assets <Click Here>

Financial Highlights <Click Here>

Notes to Financial Statements <Click Here>

Privacy Statement <Click Here>

Other Information <Click Here>

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, talk to your financial representative or call Shareholder Services at (800) 730-1313. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

This report must be preceded or accompanied by a prospectus.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, New York-based Portfolio Managers Darlene M. Rasel, Jan Buenner and Joe Benevento discuss the Cash Reserve Fund, Inc.'s strategy and the market environment during the six-month period ended September 30, 2003.

Q: How did the fund's series perform?

A: The Prime Series had a 7-day yield on September 30, 2003 of 0.43%, compared with 0.39% for its benchmark, the iMoneyNet First Tier Retail Money Funds Average1. The Treasury Series had a 7-day yield on September 30, 2003 of 0.29%, compared with 0.34% for its benchmark, the iMoneyNet Treasury Retail Money Funds Average.1 The Tax-Free Series had a 7-day yield on September 30, 2003 of 0.34%, compared with 0.43% for its benchmark, the iMoneyNet National Retail Tax-Free Money Funds Average.1At the end of the semiannual period, the fund's net assets totaled $4,649.8 million (Prime Series $3,224.5 million; Treasury Series $470.1 million; Tax-Free Series $955.2 million).

1 The iMoneyNet First Tier Retail Money Funds Average, Treasury Retail Money Funds Average, and National Retail Tax-Free Money Funds Average are compiled by iMoneyNet, Inc., an independent rating service. The averages are for categories of similar money market funds.You cannot invest directly in an average.

We continued to manage the fund conservatively, maintaining high portfolio quality, adjusting weighted average maturities in response to market conditions, and strictly limiting exposure to any particular issuer. As evidence of our insistence on these high investment standards, the Prime, Treasury and Tax-Free Series each maintained a "AAAm" rating, as measured by Standard & Poor's (S&P). This rating is the highest that S&P awards to money market funds. Of course, ratings are subject to change and do not remove market risk.

Q: Will you provide us with specific examples of your investment strategies for the Prime Series?

A: Our strategy for the Prime Series continued to be concentrated on investing in high-quality issues. As of September 30, 2003, approximately 60% of the Prime Series was invested in securities rated A1+/P1 and approximately 20% in securities rated A1/P1 by S&P and Moody's. The balance of the series was primarily invested in federal agency securities with long-term AAA-ratings and in AAA-rated money market funds, as rated by Standard & Poor's and Moody's Investors Service.2

2 The ratings of Moody's Investors Service, Inc. (Moody's) and Standard and Poor's Corporation (S&P) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Early in the semiannual period, we were not of the opinion that the Federal Reserve Board's next interest rate cut would be 50 basis points. When, in the months leading up to the Federal Reserve Board's June 25, 2003 meeting, interest rates incorporated more than 25 basis points of cuts, we held off buying securities with longer-term maturities. While this stance led to a temporary reduction in the weighted average maturity of the series to approximately 40 days, the decision proved correct. After the Federal Reserve Board reduced the federal funds rate by 25 basis points to 1.00%, rates moved higher, and we took advantage of the higher yields and steeper yield curve by adding duration through the purchase once again of longer-dated securities.3,4 Indeed, we maintained a weighted average maturity of 50 to 55 days for most of the third calendar quarter.

3 The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of US Federal Reserve Board monetary policy.
4 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 1-percentage-point change in market interest rate levels. A duration of 5 means that if interest rates fall 1-percentage-point, the price of a bond should rise by approximately 5%, and the price should fall by 5% for a 1-percentage-point rise in interest rates. Bonds with a shorter duration are typically not as sensitive to interest rate movements as are bonds with a longer duration. They will, therefore, experience less price erosion in a rising-interest-rate environment.

Another successful strategy for the series during the period was adding callable federal agency securities throughout the semiannual period. These securities offered an attractive yield pick-up over securities with no call feature and, since they are issued by US government agencies, enhanced the series' average credit quality as well.

As of September 30, 2003, 26.0% of the Prime Series was invested in commercial paper, 27.0% in repurchase agreements, 15.7% in certificates of deposit and bank notes, 19.2% in floating rate notes, and 12.1% in US government agency securities, money market funds and cash or cash equivalents.

Q: What was your investment strategy in the Treasury Series?

A: As in the Prime Series, we held off buying securities with longer-term maturities during the months leading up to the June 25, 2003 Federal Reserve Board meeting. Rather, we focused in the Treasury Series on purchases of very short-term Treasuries. After the Federal Reserve Board's action, rates moved higher, and we used this opportunity to resume purchases of longer-dated securities at rates higher than immediately before June 25, 2003. During the third calendar quarter, there was an increase in supply of short-term Treasury securities as the US government increased issuance to help pay for the growing national debt. As a result, short-term Treasury yields rose, moving closer to the federal funds rate of 1.00%. We were able to take advantage of these higher yields available by extending the weighted average maturity of the series. For most of the semiannual period, we kept the series' weighted average maturity in the 50 to 60 day range. At the end of the semiannual period, 98.7% of the portfolio was invested in short-term Treasury bills and 1.3% in short-term Treasury notes.

Q: What were the major factors influencing your strategy in the Tax-Free Series?

A: We generally targeted the weighted average maturity of the Tax-Free Series to be in a neutral-to-the-benchmark range of 40 to 45 days. Neutral positioning helped us navigate through a volatile period for both interest rates and unfolding state and local government budget troubles. We actively adjusted the series' relative maturity position to prepare for seasonal events, such as tax-time redemptions in April 2003, and supply/demand imbalances in the market, such as increased issuance in June and July, 2003.

We continued to focus on the highest-quality investments while seeking competitive yields across the municipal investment spectrum. In particular, we emphasized essential services revenue issues and what is known as enhanced paper, i.e. securities guaranteed by a third party such as a bank or insurance company. The fund was able to take advantage of increased issuance in the market during the semiannual period by participating in high-quality, liquid municipal notes sales, such as the state of Texas's tax and revenue anticipation notes, making purchases at attractive yield levels. Because of falling revenues, rising expenditures and government inaction, the state of California was downgraded during the period by all three of the major ratings agencies. Having sold virtually all of the series' state of California holdings by the end of the last fiscal year, we continued to avoid unenhanced exposure to the state and related credits.

At the end of the semiannual period, 71.6% of the series was invested in municipal variable rate demand notes and 28.4% in municipal fixed-rate notes, bonds and commercial paper.

Q: The Federal Reserve Board made only one cut in interest rates during the semiannual period. What dominated money market activity instead?

A: Federal Reserve Board policy still had a major impact on the backdrop to money market activity, as did the US economy.

Economic and political conditions improved in the early months of the semiannual period. Corporate earnings generally exceeded expectations, the government's tax cut was widely perceived to offer stimulus to the economy and the conclusion of active military operations in Iraq provided a welcome sigh of relief. On the other hand, corporate spending remained reluctant, and unemployment gradually worsened. With the exception of the housing sector, consumer spending was restrained.

On May 6, 2003, the Federal Reserve Board kept the targeted federal funds rate unchanged at 1.25% but indicated it would maintain its accommodative monetary policy, as it believed the probability of deflation exceeded that of inflation over the next few quarters. Thus, money market yields continued to fall.

By the June 25, 2003 meeting of the Federal Reserve Board, the financial markets were anticipating a minimum of a 25-basis-point interest rate cut, with a likely probability of 50 basis points. The Federal Reserve Board's decision to lower the federal funds

7-Day Current Yield	(as of 9/30/03)

Prime Series[5] iMoneyNet First Tier Retail Money Funds Average[6]	.43% .39%
Treasury Series[5] iMoneyNet Treasury Retail Money Funds Average[6]	.29%[7] .34%
Tax-Free Series[5,8] iMoneyNet National Retail Tax-Free Money Funds Average[6]	.34% .43%

5 Past performance is not indicative of future results. Yields will fluctuate. "Current Yield" is computed pursuant to a SEC standardized formula and represents the income generated by an investment in the Fund over a 7-day period. This income is then annualized.
6 Money Fund Report Averages, a service of iMoneyNet, Inc., are averages for categories of similar money market funds.
7 The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers the 7-day current yield would have been 0.24%.
8 For certain investors a portion of the fund's income may be subject to the federal alternative minimum tax. Distribution of the fund's income may be subject to state and local taxes.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

rate by only a quarter of a point to 1.00% was greeted with open disappointment. The broad fixed-income markets sold off dramatically, and money market yields rose significantly by July, especially at the longer end of the money market yield curve. Thus, the yield curve went from flat to quite steep by mid-August. Compounding matters was news of an improving US economy. While it remained a jobless recovery, second-calendar-quarter gross domestic product growth came in higher than anticipated, consumer spending accelerated and corporate earnings announcements were still primarily positive.

After peaking in late August to early September, money market yields declined somewhat by the end of the semiannual period. Most investors believed that there would be no official increase in interest rates until well into 2004.

Q: Were the municipal money markets affected by the same factors as their taxable counterparts?

A: The municipal money market yield curve generally followed a trend similar to that of its taxable counterpart. Municipal market yields declined in spite of an increase in municipal issuance. Indeed, supply of short-term municipal paper increased sharply during the period due to soft growth in certain key sectors of the economy, a slowdown in state tax collection and widespread budget shortfalls. The state of California topped the list with the issuance of $12 billion of revenue anticipation notes during the semiannual period, with the expectation of additional note issuance in the coming months to further fund cash flow needs. The state of Texas issued $7.4 billion in tax and revenue anticipation notes. After the Federal Reserve Board cut interest rates by less than the market expected in late June, one-year note yields rose significantly, and the municipal money market yield curve shifted from an inverted position to a positive slope, signaling investor preference for securities with shorter maturities. The increased supply and heavy dealer inventory added pressure to the municipal note market, driving one-year yields to levels not seen since April 2003. While the yield on one-year municipal notes declined by just three basis points over the semiannual period to end at 1.09% on September 30, 2003, one-year note yields went as low as 0.83% in mid-June in the run-up to the Federal Reserve Board cut and then rose to 1.18% in early September as the market sold off following the interest rate cut.

Municipal credit quality continued to be impacted during the period, as municipalities across the country experienced declining revenue sources and an increase in their "fixed" costs, such as Medicaid, education and prisons.

Q: Do you anticipate any change in your management strategies for the three series?

A: In each of our series, we will continue to concentrate the portfolios in very high quality credits and maintain our conservative investment strategies and standards for the foreseeable future. We continue to believe in the conservative approach that we apply to investing on behalf of the series and will continue to seek competitive yields for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Schedule of Investments as of September 30, 2003 (Unaudited)

Prime Series	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 15.7%
Abbey National Treasury Services PLC, 1.19%, 10/1/2003	50,000,000	50,000,000
Canadian Imperial Bank of Commerce, 1.25%, 3/10/2004	50,000,000	49,998,344
Credit Suisse First Boston, 1.05%, 10/16/2003	40,000,000	40,000,000
Danske Bank, 1.12%, 6/30/2004	26,000,000	26,000,975
DEPFA Bank Europe PLC, 1.11%, 1/20/2004	50,000,000	50,000,000
HBOS Treasury Services, 1.08%, 12/15/2003	30,000,000	30,000,000
ING Bank N.V., 1.05%, 11/12/2003	25,000,000	25,000,000
Landesbank Hessen-Thuringen Girozentrale, 1.40%, 1/29/2004	50,000,000	50,000,000
Natexis Banque Populaire, 1.06%, 10/24/2003	50,000,000	50,000,159
Societe Generale, 1.13%, 7/7/2004	46,000,000	46,000,000
Toronto Dominion Bank, 1.32%, 4/15/2004	60,000,000	59,997,570
Westdeutsche Landesbank AG, 1.32%, 4/15/2004	29,000,000	28,998,435
Total Certificates of Deposit and Bank Notes (Cost $505,995,483)		505,995,483

Commercial Paper 26.0%
Apreco LLC, 1.07%**, 10/31/2003	40,000,000	39,964,333
CC (USA), Inc., 1.34%, 8/13/2004	25,000,000	25,000,000
Credit Suisse First Boston, 1.08%**, 10/6/2003	33,000,000	32,995,050
Fortis Funding LLC, 1.05%**, 10/30/2003	20,000,000	19,983,083
General Electric Capital International Funding, Inc., 1.08%**, 11/21/2003	40,000,000	39,938,800
General Electric Capital International Funding, Inc., 1.10%**, 11/4/2003	50,000,000	49,948,056
Goldman Sachs Group, Inc., 1.11%, 11/17/2003	50,000,000	50,000,000
Grand Metro Investment Corp., 1.14%**, 1/6/2004	30,000,000	29,910,442
Greyhawk Funding LLC, 1.09%**, 11/17/2003	50,000,000	49,928,847
Greyhawk Funding LLC, 1.09%**, 11/21/2003	60,000,000	59,907,350
Hamburgische Landesbank Girozentrale, 1.32%**, 2/27/2004	40,000,000	39,781,467
Lake Constance Funding, 1.07%**, 10/10/2003	30,300,000	30,291,895
Lake Constance Funding, 1.07%**, 10/17/2003	30,000,000	29,985,733
Lake Constance Funding, 1.07%**, 11/18/2003	45,000,000	44,935,800
Lake Constance Funding, 1.07%**, 11/20/2003	25,000,000	24,962,847
Natexis Banque Populaire, 1.05%**, 10/7/2003	25,000,000	24,995,646
Perry Global Funding LLC, 1.09%**, 11/21/2003	15,000,000	14,976,838
Perry Global Funding LLC, 1.12%**, 3/8/2004	25,000,000	24,876,333
Scaldis Capital LLC, 1.05%**, 10/27/2003	66,928,000	66,877,246
Scaldis Capital LLC, 1.06%**, 10/15/2003	40,000,000	39,983,511
Sheffield Receivables Corp., 1.05%**, 1/8/2004	30,000,000	29,913,375
Sheffield Receivables Corp., 1.08%**, 10/3/2003	25,000,000	24,998,500
Sheffield Receivables Corp., 1.08%**, 10/20/2003	20,000,000	19,988,600
Three Rivers Funding Corp., 1.07%**, 10/2/2003	25,000,000	24,999,257
Total Commercial Paper (Cost $839,143,009)		839,143,009

Floating Rate Notes 19.2%
American Honda Finance Corp., 1.06%*, 7/9/2004	30,000,000	30,000,000
American Honda Finance Corp., 1.07%*, 4/8/2004	15,000,000	14,999,221
American Honda Finance Corp., 144A, 1.09%*, 9/16/2004	15,000,000	15,000,000
Bayerische Landesbank Girozentrale, 1.08%*, 8/25/2004	20,000,000	19,999,943
Canadian Imperial Bank of Commerce, 1.07%*, 5/28/2004	50,000,000	49,995,068
General Electric Capital Assurance Co., 1.23%*, 9/1/2004	45,000,000	45,000,000
General Electric Capital Corp., 1.18%*, 11/3/2003	10,000,000	10,001,136
General Electric Capital Corp., 1.24%*, 5/7/2004	10,000,000	10,008,882
Morgan Stanley Dean Witter & Co., 1.27%*, 12/1/2003	40,000,000	40,000,000
Morgan Stanley Dean Witter & Co., 1.27%*, 2/20/2004	40,000,000	40,000,000
New York Life, 1.21%*, 9/21/2004	40,000,000	40,000,000
Sheffield Receivables Corp., 1.08%*, 2/25/2004	70,000,000	70,000,000
Swedish National Housing Finance Corp., 1.16%*, 5/28/2004	35,000,000	35,010,189
Toyota Motor Credit Corp., 1.39%*, 9/28/2004	50,000,000	50,082,745
Travelers Insurance Co., 1.18%*, 1/27/2004	50,000,000	50,000,000
Westdeutsche Landesbank AG, 1.07%*, 5/28/2004	100,000,000	99,986,770
Total Floating Rate Notes (Cost $620,083,954)		620,083,954
	Shares	Value ($)

Money Market Funds 6.1%
AIM Liquid Assets Portfolio, 1.02% (b)	151,718,000	151,718,000
Federated Prime Cash Obligation Fund, 0.99% (b)	5,000,000	5,000,000
Federated Prime Obligation Fund, 1.00% (b)	40,000,000	40,000,000
Total Money Market Funds (Cost $196,718,000)		196,718,000
	Principal Amount ($)	Value ($)
US Government Agency Obligations 6.0%
Federal Home Loan Mortgage Corp., 1.04%**, 11/4/2003	45,600,000	45,555,211
Federal Home Loan Mortgage Corp., 1.20%, 8/6/2004	35,000,000	35,000,000
Federal National Mortgage Association, 1.06%, 2/18/2005	40,000,000	39,991,661
Federal National Mortgage Association, 1.38%, 5/7/2004	25,000,000	25,000,000
Federal National Mortgage Association, 1.45%, 9/14/2004	30,000,000	30,000,000
Federal National Mortgage Association, 3.00%, 6/15/2004	17,000,000	17,225,420
Total US Government Agency Obligations (Cost $192,772,292)		192,772,292

Repurchase Agreements 27.0%
Repurchase Agreement with ABN Amro Bank, N.V., 1.10%, dated 9/30/2003, principal and interest in the amount of $200,006,111, due 10/1/2003 (c)	200,000,000	200,000,000
Repurchase Agreement with BNP Paribas, 1.13%, dated 9/30/2003, principal and interest in the amount of $205,165,100, due 10/1/2003 (d)	205,158,660	205,158,660
Repurchase Agreement with Goldman Sachs & Co., 1.11%, dated 9/30/2003, principal and interest in the amount of $15,000,463, due 10/1/2003 (e)	15,000,000	15,000,000
Repurchase Agreement with Greenwich Capital Markets, Inc., 1.11%, dated 9/30/2003, principal and interest in the amount of $200,006,167, due 10/1/2003 (f)	200,000,000	200,000,000
Repurchase Agreement with UBS Warburg LLC, 1.09%, dated 9/30/2003, principal and interest in the amount of $250,007,569, due 10/1/2003 (g)	250,000,000	250,000,000
Total Repurchase Agreements (Cost $870,158,660)		870,158,660
Total Investment Portfolio - 100.0% (Cost $3,224,871,398) (a)		3,224,871,398

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2003.
** Annualized yield at the time of purchase; not a coupon rate.
(a) Cost for federal income tax purpose was $3,224,871,398.
(b) The rate shown is the annualized seven-day yield at period-end.
(c) Collateralized by:
Principal Amount ($)	Type	Rate (%)	Maturity Date	Collateral Value ($)

63,690,000	FHLB	3.375	7/21/2008	64,099,706
70,225,000	FNMA	3.625	4/15/2004	72,269,572
70,000,000	FNMA	5.5	1/1/2018	68,296,940
Total Collateral Value				204,666,218

(d) Collateralized by a $165,670,000 FNMA Note, 7.25%, 5/15/2030, with a value of $209,262,002.
(e) Collateralized by a $28,366,890 FNMA Note, 6.0%, 11/1/2032, with a value of $15,450,000.
(f) Collateralized by:
Principal Amount ($)	Type	Rate (%)	Maturity Date	Collateral Value ($)

1,855,279	FHLMC Gold	6.5	6/1/2033	1,942,342
2,002,490	FHLMC Gold	4.5	7/1/2033	1,927,167
6,000,000	FHLMC Gold	5.5	6/1/2033	5,705,103
2,000,200	FHLMC Gold	4.5	7/1/2033	1,923,323
5,626,073	FHLMC Gold	5.0	7/1/2033	5,602,473
4,659,224	FHLMC Gold	5.0	7/1/2033	4,633,767
4,749,027	FHLMC Gold	4.5	8/1/2033	4,569,421
2,806,371	FHLMC Gold	4.5	7/1/2033	2,700,032
4,786,404	FHLMC Gold	4.5	8/1/2033	4,613,052
2,000,000	FHLMC Gold	5.0	8/1/2033	1,995,038
4,783,819	FHLMC Gold	5.5	8/1/2033	4,881,279
2,500,000	FHLMC Gold	7.0	9/1/2033	2,652,122
1,640,336	FHLMC Gold	6.0	9/1/2033	1,697,917
1,288,307	FHLMC Gold	4.5	9/1/2033	1,243,184
1,075,341	FHLMC Gold	4.5	9/1/2033	1,037,677
2,050,238	FHLMC Gold	4.5	9/1/2033	1,978,429
5,196,495	FHLMC Gold	8.5	6/1/2006	1,921
1,277,078	FHLMC Gold	8.5	8/1/2030	96,110
2,135,034	FHLMC Gold	7.0	11/1/2030	234,671
1,030,853	FHLMC Gold	7.0	1/1/2033	880,874
3,382,200	FHLMC Gold	5.5	8/1/2033	3,433,501
5,515,935	FHLMC Gold	4.5	7/1/2033	5,299,975
1,317,461	FHLMC Gold	5.0	9/1/2033	1,315,719
6,095,000	FHLMC Gold	5.5	9/1/2033	6,225,619
1,712,604	FHLMC Gold	6.5	9/1/2033	1,798,536
1,229,769	FHLMC Gold	6.5	4/1/2029	262,741
2,882,066	FHLMC Gold	6.5	5/1/2029	714,521
1,105,635	FHLMC Gold	6.5	7/1/2029	247,015
1,514,588	FHLMC Gold	6.5	10/1/2029	393,046
775,538	FHLMC Gold	6.5	3/1/2030	128,752
1,145,331	FHLMC Gold	6.5	4/1/2030	109,249
1,143,175	FHLMC Gold	7.5	10/1/2030	82,900
1,705,583	FHLMC Gold	7.5	1/1/2031	170,425
2,645,454	FHLMC Gold	6.5	1/1/2031	477,958
1,163,895	FHLMC Gold	6.5	2/1/2031	295,346
1,443,333	FHLMC Gold	6.5	3/1/2031	247,633
1,621,528	FHLMC Gold	7.0	5/1/2031	203,602
2,434,407	FHLMC Gold	6.5	5/1/2031	1,261,241
1,911,464	FHLMC Gold	6.5	5/1/2031	580,237
978,437	FHLMC Gold	7.0	6/1/2031	183,100
1,070,160	FHLMC Gold	6.5	8/1/2031	344,196
1,871,667	FHLMC Gold	7.0	3/1/2031	289,415
3,287,882	FHLMC Gold	6.5	8/1/2031	952,811
1,226,572	FHLMC Gold	6.5	8/1/2031	357,843
1,559,183	FHLMC Gold	6.5	9/1/2031	633,688
1,350,381	FHLMC Gold	6.5	9/1/2031	434,167
3,284,543	FHLMC Gold	6.5	10/1/2031	810,568
1,655,762	FHLMC Gold	7.0	10/1/2031	331,298
958,006	FHLMC Gold	6.5	11/1/2031	119,857
2,092,984	FHLMC Gold	6.5	12/1/2031	918,458
847,046	FHLMC Gold	7.0	2/1/2032	585,884
2,934,784	FHLMC Gold	7.0	2/1/2032	1,030,351
1,075,000	FHLMC Gold	6.5	4/1/2032	698,869
Principal Amount ($)	Type	Rate (%)	Maturity Date	Collateral Value ($)

918,739	FHLMC Gold	7.0	4/1/2032	339,279
826,487	FHLMC Gold	6.5	3/1/2032	463,611
1,858,339	FHLMC Gold	6.5	8/1/2030	346,025
1,824,217	FHLMC Gold	7.0	6/1/2032	650,592
3,400,667	FHLMC Gold	7.0	6/1/2032	1,096,481
1,320,431	FHLMC Gold	7.0	6/1/2032	322,465
925,862	FHLMC Gold	8.0	6/1/2032	693,390
954,111	FHLMC Gold	6.5	7/1/2032	515,661
2,304,488	FHLMC Gold	6.5	7/1/2032	1,001,676
4,791,142	FHLMC Gold	7.0	8/1/2032	2,582,844
979,926	FHLMC Gold	6.5	8/1/2032	525,078
1,579,278	FHLMC Gold	8.0	9/1/2032	1,525,258
843,045	FHLMC Gold	6.5	9/1/2032	482,509
3,322,323	FHLMC Gold	6.0	11/1/2032	1,908,712
1,052,857	FHLMC Gold	6.5	11/1/2032	576,099
860,493	FHLMC Gold	6.5	12/1/2032	594,215
946,406	FHLMC Gold	6.5	12/1/2032	854,015
4,487,978	FHLMC Gold	6.0	12/1/2032	3,105,416
1,413,204	FHLMC Gold	6.0	1/1/2033	1,035,093
2,338,848	FHLMC Gold	6.0	5/1/2033	2,411,808
1,000,000	FHLMC Gold	7.0	8/1/2018	145,675
1,108,688	FHLMC Gold	7.0	9/1/2018	129,635
1,879,455	FHLMC Gold	7.0	6/1/2019	408,291
1,004,874	FHLMC Gold	6.5	12/1/2019	201,926
784,722	FHLMC Gold	6.5	1/1/2020	95,995
1,000,000	FHLMC Gold	6.5	7/1/2023	269,350
4,010,000	FHLMC Gold	6.5	8/1/2023	1,027,663
3,500,000	FHLMC Gold	6.5	9/1/2023	967,368
4,400,000	FHLMC Gold	6.0	12/1/2022	2,898,021
2,507,224	FHLMC Gold	5.5	1/1/2023	2,034,702
1,672,353	FHLMC Gold	5.5	7/1/2023	1,673,785
1,013,762	FHLMC Gold	4.5	9/1/2023	1,000,426
1,777,584	FHLMC Gold	5.0	9/1/2023	1,802,395
2,514,254	FHLMC Gold	7.0	2/1/2018	202,708
1,522,717	FHLMC Gold	6.5	2/1/2020	185,339
2,256,343	FHLMC Gold	7.0	5/1/2021	982,460
1,001,843	FHLMC Gold	6.0	12/1/2022	691,239
993,296	FHLMC Gold	5.5	11/1/2022	682,792
1,000,000	FHLMC Gold	5.5	3/1/2023	938,847
1,273,332	FHLMC Gold	5.5	5/1/2023	1,301,825
1,000,083	FHLMC Gold	5.5	5/1/2023	980,872
1,204,316	FHLMC Gold	5.5	9/1/2023	1,240,470
1,232,103	FHLMC Gold	5.5	5/1/2017	719,994
1,322,510	FHLMC Gold	5.5	9/1/2017	573,642
1,599,139	FHLMC Gold	5.5	12/1/2017	1,091,767
2,393,000	FHLMC Gold	4.5	8/1/2018	2,408,087
894,507	FHLMC Gold	5.5	7/1/2018	856,774
1,121,447	FHLMC Gold	5.0	9/1/2018	1,151,746
1,264,477	FHLMC Gold	5.5	9/1/2018	1,311,807
990,000	FHLMC Gold	5.5	1/1/2014	332,902
952,152	FHLMC Gold	5.5	1/1/2018	667,800
1,262,683	FHLMC Gold	5.0	4/1/2018	1,026,915
880,035	FHLMC Gold	5.5	7/1/2018	804,244

Principal Amount ($)	Type	Rate (%)	Maturity Date	Collateral Value ($)

3,621,192	FHLMC Gold	5.0	9/1/2018	3,719,029
4,745,942	FHLMC Gold	4.5	10/1/2018	4,795,134
2,377,779	FHLMC Gold	4.5	10/1/2018	2,402,425
2,797,865	FHLMC Gold	5.0	10/1/2018	2,873,457
3,795,000	FHLMC Gold	5.0	10/1/2018	3,897,533
4,276,405	FHLMC Gold	7.0	3/1/2031	539,243
5,626,329	FHLMC Gold	7.0	9/1/2031	1,095,919
4,264,564	FHLMC Gold	7.5	6/1/2032	4,609,447
5,124,309	FHLMC Gold	5.0	8/1/2018	5,135,087
1,042,062	FHLMC Gold	6.5	8/1/2017	1,087,319
1,471,609	FHLMC Gold	6.0	9/1/2017	1,516,886
1,500,000	FHLMC Gold	7.0	4/1/2018	204,254
1,307,939	FHLMC Gold	6.0	6/1/2014	264,938
2,280,450	FHLMC Gold	3.5	8/1/2010	2,239,583
34,489,515	FNMA	Adjustable Rate Mortgage	6/1/2040	9,494,253
91,697,593	FNMA	Adjustable Rate Mortgage	1/1/2031	28,663,849
Total Collateral Value				205,630,468

(g) Collateralized by:
Principal Amount ($)	Type	Rate (%)	Maturity Date	Collateral Value ($)

24,732,000	Resolution Funding Corp.	Discount Note	4/15/2004	24,570,253
16,949,000	Resolution Funding Corp.	Discount Note	10/15/2005	16,346,802
21,397,000	Resolution Funding Corp.	Discount Note	10/15/2006	19,961,476
15,850,000	Resolution Funding Corp.	Discount Note	1/15/2007	14,626,380
20,055,000	Resolution Funding Corp.	Discount Note	1/15/2008	17,712,175
41,895,000	Resolution Funding Corp.	Discount Note	1/15/2009	35,147,809
31,399,000	Resolution Funding Corp.	Discount Note	7/15/2010	24,202,663
18,756,000	Resolution Funding Corp.	Discount Note	10/15/2010	14,315,517
17,133,000	Resolution Funding Corp.	Discount Note	7/15/2011	12,404,635
16,059,000	Resolution Funding Corp.	Discount Note	10/15/2014	9,372,835
14,823,000	Resolution Funding Corp.	Discount Note	4/15/2015	8,386,112
5,601,000	Resolution Funding Corp.	Discount Note	7/15/2015	3,110,796
32,556,000	Resolution Funding Corp.	Discount Note	4/15/2017	16,005,506
30,410,000	Resolution Funding Corp.	Discount Note	10/15/2017	14,442,014
32,941,000	Resolution Funding Corp.	Discount Note	7/15/2018	14,815,874
15,278,000	Resolution Funding Corp.	Discount Note	10/15/2021	5,532,622
17,281,000	Resolution Funding Corp.	Discount Note	10/15/2029	4,046,970
Total Collateral Value				255,000,439

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments as of September 30, 2003 (Unaudited)

Treasury Series	Principal Amount ($)	Value ($)

US Treasury Obligations 100.0%
US Treasury Bills, 0.691%*, 1/2/2004	45,000,000	44,888,594
US Treasury Bills, 0.855%*, 10/23/2003	72,030,000	71,992,519
US Treasury Bills, 0.915%*, 12/26/2003	50,000,000	49,890,708
US Treasury Bills, 0.92%*, 1/15/2004	50,000,000	49,863,083
US Treasury Bills, 0.98%*, 11/20/2003	65,000,000	64,911,806
US Treasury Bills, 0.99%*, 3/18/2004	12,000,000	11,944,230
US Treasury Bills, 0.995%*, 3/11/2004	10,000,000	9,955,225
US Treasury Bills, 1.07%*, 10/2/2003	125,691,000	125,687,698
US Treasury Bills, 1.145%*, 10/30/2003	35,000,000	34,973,356
US Treasury Note, 2.125%, 8/31/2004	6,000,000	6,047,150
Total Investment Portfolio - 100.0% (Cost $470,154,369) (a)		470,154,369

* Annualized yield at time of purchase; not a coupon rate.
(a) Cost for federal income tax purposes was $470,154,369.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments as of September 30, 2003 (Unaudited)

Tax-Free Series	Principal Amount ($)	Value ($)

Municipal Investments 100.0%
Alabama 3.2%
Alabama, Sewer Revenue, Series A, 144A, 1.15%*, 1/1/2043 (b) (c)	2,500,000	2,500,000
Evergreen, Industrial Development Authority, Tenax Manufacturing Project, 1.05%*, 12/1/2012 (b)	3,000,000	3,000,000
Housing Finance Authority, Multi-family Housing, Refunding Heatherbrooke Project C, 1.08%*, 6/15/2026 (b)	9,900,000	9,900,000
Housing Finance Authority, Multi-family Housing, Refunding Rime Village Hoover Project A, 1.08%*, 6/15/2026 (b)	7,500,000	7,500,000
Jefferson County, Sewer Revenue, Series A, 1.08%*, 2/1/2042 (b) (c)	7,000,000	7,000,000
		29,900,000
Alaska 0.5%
Anchorage, Core City General Obligation, Series II-R, 144A, 1.15%*, 6/1/2019 (b) (c)	3,000,000	3,000,000
Valdez, Transportation/Tolls Revenue, Marine Term Revenue, Series 1188, 144A, 1.16%*, 10/1/2028	2,000,000	2,000,000
		5,000,000
Arizona 3.2%
Apache County, Industrial Development Authority, Series A, 1.1%*, 12/15/2018 (b)	2,100,000	2,100,000
Salt River, Agricultural Improvement and Power District, 0.85%, 10/8/2003	18,000,000	18,000,000
Salt River, Agricultural Improvement and Power District, 0.87%, 10/15/2003	10,000,000	10,000,000
		30,100,000
California 4.2%
California, State General Obligation, 2.0%, 6/30/2004	6,000,000	6,053,403
Los Angeles, County, Sanitation Distribution Financing Authority, Series A, Prerefunded, 5.25%, 10/1/2019 (b) (c)	15,000,000	15,300,000
Los Angeles, Port Authority Revenue, Regional Airport Improvement Corp., 1.16%*, 12/1/2025 (b)	4,025,000	4,025,000
Los Angeles, School District General Obligation, Unified School District, 144A, 1.1%*, 1/1/2028 (b) (c)	11,975,000	11,975,000
Santa Clara County, School District General Obligation, East Side High School District, Series 13, 144A, 1.16%, 2/1/2020 (b) (c)	2,500,000	2,500,000
		39,853,403
Colorado 6.8%
Colorado, Regional Transportation, 0.95%, 11/6/2003	3,000,000	3,000,000
Colorado, State General Obligation NC S03, 1.75%, 6/25/2004	18,070,000	18,184,035
Colorado, Transportation/Tolls Revenue, Transportation Department, 144A, 1.15%*, 12/15/2016 (b) (c)	3,345,000	3,345,000
Denver, County General Obligation, 1.13%*, 11/1/2014 (b) (c)	7,275,000	7,275,000
Health Care Facilities Revenue Bethesda Living Centers Project, 1.1%*, 8/15/2030 (b)	9,625,000	9,625,000
Lower Colorado River Authority, 1.1%, 10/16/2003	10,7000,000	10,700,000
Traer Creek, Metropolitan District Revenue, 1.13%*, 10/1/2021 (b)	11,500,000	11,500,000
		63,629,035
Delaware 0.0%
Blackrock Provident Institutional MuniFund, Inc., 0.91%*, 1/1/2049	403,761	403,761
District of Columbia 1.3%
District of Columbia, Senior Care Revenue, 1.25%*, 8/15/2038 (b) (c)	3,800,000	3,800,000
General Obligation, Series B, 1.07%*, 6/1/2030 (b) (c)	1,600,000	1,600,000
General Obligation, Series D, 1.1%*, 6/1/2029 (b) (c)	6,350,000	6,350,000
		11,750,000
Florida 9.7%
Alachua County, Hospital & Healthcare Revenue, Health Facilities Authority, Series A, 1.2%*, 12/1/2012 (b)	7,400,000	7,400,000
Capital Treasury Agency Revenue, Seminole Tribe Resort, Series B, 1.1%*, 10/1/2033 (b)	1,000,000	1,000,000
Charlotte County, Electric Revenue, Utility Revenue, Series B, 1.1%*, 10/1/2021 (b) (c)	8,000,000	8,000,000
Florida, State General Obligation, Board of Education, Series A, 1.13%*, 7/1/2010 (b) (c)	3,800,000	3,800,000
Florida, Transportation/Tolls Revenue, Turnpike Authority, Series R-4041, 144A, 1.15%*, 7/1/2020 (b) (c)	11,530,000	11,530,000
Gulf Coast University, Certificates of Participation, 1.12%*, 8/1/2032 (b)	1,150,000	1,150,000
Highlands County, Hospital and Health Care Revenue, Health Facilities Authority, Adventist Hospital, Series A, 1.1%*, 11/15/2032 (b)	3,300,000	3,300,000
Highlands County, Hospital and Health Care Revenue, 1.08%*, 11/15/2009 (b)	20,000,000	20,000,000
Housing Finance Corporate Multifamily Revenue, Victoria Park, 1.1%*, 10/15/2032 (b)	900,000	900,000
Jacksonville, Electric Authority Revenue, Electric Systems, 0.95%, 1/13/2004	14,000,000	14,000,000
Jacksonville, Electric Authority Revenue, Electric Systems, Series C-1, 0.9%, 12/10/2003	6,347,000	6,347,000
Jacksonville, Electric Authority Revenue, Series B, 1.25%*, 10/1/2030	1,200,000	1,200,000
Miami, School District General Obligation, School Board, Series 4022, 144A, 1.15%*, 8/2/2021 (b) (c)	4,245,000	4,245,000
Pasco County, School Board, Certificates Participation, 1.05%*, 8/1/2026 (b) (c)	5,600,000	5,600,000
Pinellas County, Health Facilities Authority Pooled Hospital Loan Program, 1.2%*, 12/1/2015 (b) (c)	1,000,000	1,000,000
Tampa, Health Care Facilities Authority, Lifelink Foundation, Inc. Project J, 1.1%*, 8/1/2022 (b)	1,300,000	1,300,000
		90,772,000
Georgia 10.2%
Athens-Clarke County, Transportation/Tolls Revenue, University Government Development Authority, 1.22%*, 8/1/2033	1,400,000	1,400,000
Atlanta, Airport Revenue, 144A, 1.15%*, 1/1/2020 (b) (c)	2,500,000	2,500,000
Atlanta, Airport Revenue, Series B-1, 1.1%*, 1/1/2030 (b) (c)	15,000,000	15,000,000
Atlanta, Airport Revenue, Series C-1, 1.1%*, 1/1/2030 (b) (c)	5,000,000	5,000,000
Burke County Pollution Control Revenue, Development Authority Pollution Control Revenue, Series C, 1.2%*, 1/1/2018 (b) (c)	1,420,000	1,420,000
Cobb County, Development Authority Revenue, MT Paran Christian School Project, 1.05%*, 7/1/2022 (b)	2,900,000	2,900,000
Cobb County, Housing Authority, Post Mill Project, 1.08%*, 6/1/2025 (b)	11,380,000	11,380,000
Columbus County, Housing Authority Revenue, Columbus State University Foundation, Inc., 1.1%*, 11/1/2017 (b)	3,000,000	3,000,000
De Kalb County, Housing Authority, Multi-family Housing, Camden Brook Project, 1.1%*, 6/15/2025 (b)	4,340,000	4,340,000
De Kalb County, Housing Authority, Multi-family Housing, Post Ashford Project, 1.08%*, 6/1/2025 (b)	8,895,000	8,895,000
Fayette County, Development Authority, Educational Facilities Revenue, Catholic Schools Properties, Inc. Project, 1.05%*, 4/1/2024 (b)	3,500,000	3,500,000
Fulco, Hospital Authority Revenue, Piedmont Hospital Project, 1.08%*, 3/1/2024 (b)	2,800,000	2,800,000
Fulton County, Development Authority Revenue, Donnellan School Project, 1.05%*, 7/1/2020 (b)	1,950,000	1,950,000
Fulton County, Development Authority Revenue, Lovett School Project, 1.1%*, 7/1/2026 (b)	2,000,000	2,000,000
Gainsville, County, Redevelopment Authority, Revenue Bonds, 1.05%*, 7/1/2024 (b)	10,000,000	10,000,000
Macon-Bibb County, Hospital Authority Revenue, Medical Center of Central Georgia, 1.1%*, 8/1/2018 (b)	2,600,000	2,600,000
Macon-Bibb County, Hospital Authority Revenue, Medical Center of Central Georgia, 1.1%*, 12/1/2018 (b)	1,030,000	1,030,000
Rockdale County, Hospital Authority Revenue, 1.1%*, 10/1/2027 (b)	7,835,000	7,835,000
Roswell Housing Authority, Multi-family Housing, Post Canyon Project, 1.08%*, 6/1/2025 (b)	8,500,000	8,500,000
		96,050,000
Hawaii 0.9%
Hawaii, State Department of Budget & Finance, Kahala Nui Project, Series D, 1.1%*, 11/15/2033 (b)	8,200,000	8,200,000
Illinois 9.0%
Chicago, Core City General Obligation, 144A, 1.16%*, 1/1/2014 (b) (c)	2,165,000	2,165,000
Chicago, General Obligation, Series B, 1.11%*, 1/1/2037 (b) (c)	1,500,000	1,500,000
Chicago, General Obligation, Series B, 144A, 1.15%*, 1/1/2042 (b) (c)	2,690,000	2,690,000
Chicago, Sales Tax Revenue, 1.1%*, 1/1/2034 (b) (c)	2,000,000	2,000,000
Cook County, General Obligation, Series 2003-11, 144A, 1.18%*, 11/15/2016 (b) (c)	7,780,000	7,780,000
Development Finance Authority, Chicago Symphony Orchestra, 1.08%*, 12/1/2028 (b)	11,300,000	11,300,000
Development Finance Authority, Chicago Symphony Project, 1.1%*, 12/1/2033 (b)	7,000,000	7,000,000
Development Finance Authority, Fenwick High School Project, 1.1%*, 3/1/2032 (b)	12,200,000	12,200,000
Development Finance Authority, Jewish Federation Project, 1.1%*, 9/1/2024 (b) (c)	1,780,000	1,780,000
Illinois, EDA Field Museum, 1.05%, 2/24/2004	10,000,000	10,000,000
Illinois, State General Obligation, 2.0%, 1/15/2004	26,500,000	26,579,667
		84,994,667
Indiana 2.0%
Indiana, Advance Funding Program Notes, Series A, 2.0%, 1/27/2004 (b) (c)	10,200,000	10,229,016
Indiana, Municipal Power Agency, Power Supplies System Revenue, Refunding, Series A, 1.1%*, 1/1/2018 (b)	1,200,000	1,200,000
Indiana, Transportation/Tolls Revenue, 144A, 1.06%*, 6/1/2018 (b) (c)	3,000,000	3,000,000
Indianapolis, Water & Sewer Revenue, 144A, 1.14%*, 7/1/2033 (b) (c)	4,000,000	4,000,000
		18,429,016
Iowa 0.8%
Iowa Finance Authority, 1.15%*, 2/1/2023 (b)	960,000	960,000
Iowa Finance Authority, Hospital Facilities Revenue, Iowa Health System, Series B, 1.13%*, 7/1/2015 (b) (c)	2,400,000	2,400,000
Iowa Finance Authority, Hospital Facilities Revenue, Iowa Health System, Series B, 1.13%*, 7/1/2020 (b) (c)	4,625,000	4,625,000
		7,985,000
Louisiana 0.6%
Louisiana, Port Authority, Offshore Term Authority Deepwater Port, 1.2%*, 9/1/2014 (b)	5,700,000	5,700,000
Kentucky 1.2%
Pendleton County, Multiple-County Lease Revenue, 1.0%, 1/9/2004	11,000,000	11,000,000
Maine 1.3%
Maine Municipal Bond Bank, Revenue Bonds, 144A, 1.15%*, 11/1/2019	5,170,000	5,170,000
State General Obligation, 1.75%, 6/30/2004	6,750,000	6,797,407
		11,967,407
Maryland 0.6%
Maryland, Higher Education Revenue, Economic Development Corporate Student Housing Revenue, 1.05%*, 11/1/2031 (b)	6,000,000	6,000,000
Michigan 2.4%
Michigan, Bond Authority, Series B-2, 2.0%, 8/23/2004 (b)	10,000,000	10,085,782
Michigan, Community Schools, Series R-4517, 1.15%*, 5/1/2023 (b)	5,235,000	5,235,000
Michigan, Industrial Development Revenue, 144A, 1.18%*, 9/1/2011 (b)	4,975,000	4,975,000
Michigan, Water & Sewer Revenue, ABN Amro Munitops Certificate Trust, 144A, 1.16%*, 1/1/2011 (b) (c)	2,650,000	2,650,000
		22,945,782
Minnesota 0.5%
Rochester Mayo Foundation, 0.9%, 10/8/2003	5,000,000	5,000,000
Missouri 0.2%
State Health and Education Authority, Revenue Bonds, 1.08%*, 12/1/2015 (b)	1,800,000	1,800,000
New Hampshire 0.7%
Health & Education Facilities, Series A, 1.05%*, 8/1/2031 (b) (c)	3,145,000	3,145,000
Hospital & Healthcare Revenue, Health & Education Authority, Series PT-1830, 1.2%*, 10/1/2021 (b)	3,390,000	3,390,000
		6,535,000
New Jersey 0.1%
Salem County, Industrial Pollution Control Financing Authority, E.I. Du Point De Nemours and Co., 1.0%*, 3/1/2012	1,300,000	1,300,000
New Mexico 0.6%
Albuquerque, Airport Facilities Revenue, Series A, 1.15%*, 7/1/2020 (b) (c)	6,100,000	6,100,000
New York 3.9%
Long Island Power Authority, Electric System Revenue, Series 1A, 1.03%*, 5/1/2033 (b)	500,000	500,000
New York City, Core City General Obligation, 1.08%*, 11/1/2022	5,700,000	5,700,000
New York City, General Obligation, 1.1%*, 8/1/2031 (b)	2,000,000	2,000,000
New York, Core City General Obligation, Transitional Finance Authority, Series 3B, 1.23%*, 11/1/2022	4,200,000	4,200,000
New York, Electric Revenue, Municipal Securities Trust Certificates, Series 9058, 144A, 1.17%*, 9/23/2010 (b) (c)	9,990,000	9,990,000
New York, Hospital & Healthcare Revenue, State Dorm Authority Revenue, Series D-2B, 1.05%*, 2/15/2031 (b)	1,800,000	1,800,000
New York, State General Obligation, Series D, 1.07%*, 2/1/2020 (b) (c)	1,200,000	1,200,000
New York Transitional Finance Authority Revenue, Bond Anticipation Note, Series 2, 2.0%, 2/19/2004	10,000,000	10,034,359
New York Transportation Finance Authority Revenue, Bond Anticipation Note, Series 2, 1.16%*, 2/1/2029	300,000	300,000
New York, Transportation/Tolls Revenue, Metropolitan Transit Authority, Series B, 1.07%*, 11/1/2022 (b) (c)	1,300,000	1,300,000
		37,024,359
North Carolina 1.8%
Medical Care Community Hospital Revenue, Grace Hospital Project, 1.05%*, 10/1/2025 (b)	16,550,000	16,550,000
Ohio 3.3%
Akron, Hospital and Health Care Revenue, Heath Facilities Authority, Sumner Project, 1.1%*, 12/1/2032 (b)	5,000,000	5,000,000
Franklin County, Senior Care Revenue, Hospital Revenue Series II-R-55, 144A, 1.15%*, 6/1/2017	12,000,000	12,000,000
Huron County, Hospital Facilities Revenue, Series A, 1.06%*, 12/1/2027 (b)	14,000,000	14,000,000
		31,000,000
Oklahoma 1.0%
Tulsa County, Industrial Development Revenue, Industrial Authority Revenue, Series A, 1.2%*, 7/1/2032 (b)	1,800,000	1,800,000
Payne County, Economic Development Authority Student Housing Revenue, 1.11%*, 6/1/2032 (b) (c)	7,985,000	7,985,000
		9,785,000
Oregon 0.5%
Portland, Industrial Development Revenue, 1.1%*, 4/1/2035 (b) (c)	4,500,000	4,500,000
Pennsylvania 2.0%
Allegheny County, Hospital & Health Revenue, Hospital Development Authority, 1.1%*, 7/15/2028 (b)	4,800,000	4,800,000
Allegheny County, Hospital & Health Care Revenue, Hospital Development Authority, 1.15%*, 11/1/2017	75,000	75,000
Delaware Valley, Regional Finance Authority Revenue, 1.1%*, 8/1/2016 (b)	3,500,000	3,500,000
Lehigh County, Hospital & Healthcare Revenue, Series A, 1.14%*, 7/1/2028 (b) (c)	4,500,000	4,500,000
Pennsylvania, School District (REV) Lease, Public School Building Authority, 1.15%*, 144A, 6/1/2028 (b) (c)	1,500,000	1,500,000
Pennsylvania, Economic Development Finance Authority, Carnegie Mellon University, Series C, 1.22%*, 11/1/2029	1,500,000	1,500,000
Philadelphia, PA, Multi Family Housing Revenue, 144A, 1.1%*, 6/1/2025 (b)	2,600,000	2,600,000
		18,475,000
South Carolina 1.9%
South Carolina, Project Revenue, Economic Development Authority, 1.05%*, 8/1/2029 (b)	7,100,000	7,100,000
South Carolina, Project Revenue, Jobs Economic Development Authority, Sisters of Charity Hospitals, 1.14%*, 11/1/2032 (b)	10,000,000	10,000,000
South Carolina, Senior Care Revenue, Economic Development Authority, 1.05%*, 7/1/2020 (b)	380,000	380,000
		17,480,000
Tennessee 1.1%
Memphis, General Obligation, Series A, 1.12%*, 8/1/2004	585,000	585,000
Memphis, General Obligation, Series A, 1.12%*, 8/1/2007	2,800,000	2,800,000
Montgomery County, Public Building Authority, 1.22%*, 4/1/2032 (b)	1,900,000	1,900,000
Shelby County, General Obligation, 2.0%, 6/30/2004	4,900,000	4,937,980
		10,222,980
Texas 11.9%
Austin, Electric Revenue, Electric Utilities Systems Revenue, Series 20030032, 144A, 1.15%*, 11/15/2028 (b) (c)	5,850,000	5,850,000
Brownsville, Utility System Revenue, Refunding, Series B, 1.05%*, 9/1/2025 (b) (c)	200,000	200,000
Corpus Christi, Electric Revenue, Utility System, 1.16%*, 7/15/2020 (b) (c)	3,960,000	3,960,000
Cypress-Fairbanks, School District, General Obligation, Independent School District, Series R 4030, 1.15%*, 2/15/2025 (b) (c)	1,430,000	1,430,000
Georgetown, Higher Education Finance, Southwestern University, 1.1%*, 10/1/2014	2,000,000	2,000,000
Harris County, Industrial Development Revenue, Baytank Houston, Inc. Project, 1.08%*, 2/1/2020 (b)	3,000,000	3,000,000
Houston, Airport Revenue, Special Facilities, 1.15%*, 7/1/2032	10,000,000	10,000,000
Houston, Water and Sewer Revenue, Series 2003-14, 144A, 1.18%*, 6/1/2026 (b) (c)	1,200,000	1,200,000
Houston, Water and Sewer Revenue, Series 120, 1.13%*, 12/1/2023	6,900,000	6,900,000
Houston, Water and Sewer Series-A, 0.9%, 10/29/2003	6,000,000	6,000,000
Houston, General Obligation, 0.95%, 1/20/2004	8,000,000	8,000,000
Humble, School District General Obligation, Independent School District, 1.06%*, 6/15/2023 (b)	10,000,000	10,000,000
North Texas Transportation/Toll Revenue, 0.9%, 11/25/2003	5,000,000	5,000,000
Texas, Electric Revenue, Lower Colorado River Authority, Series PT-1818, 1.13%*, 5/15/2017 (b) (c)	4,290,000	4,290,000
Texas, Higher Education Revenue, University of Texas, Series b 14, 144A, 1.13%*, 8/15/2022	2,000,000	2,000,000
Texas, Higher Education Revenue, 1.13%*, 2/15/2016	3,520,000	3,520,000
Texas, State (REV) Lease, Trust Certificates, Series 9056, 144A, 1.17%*, 7/21/2010 (b) (c)	5,000,000	5,000,000
Texas, State General Obligations, 2.0%, 8/31/2004	27,000,000	27,215,560
Texas, State General Obligations, Series 4020, 144A, 1.15%*, 10/1/2022	3,600,000	3,600,000
Texas, State General Obligations, Series A, 144A, 1.15%*, 10/1/2015	2,400,000	2,400,000
		111,565,560
Utah 2.0%
Alpine School District, General Obligations, School District, Series 436, 1.13%*, 3/15/2009 (b)	5,000,000	5,000,000
Electric Revenue, Intermountain Power Agency, Series PT-1815, 1.13%*, 7/1/2021 (b) (c)	3,930,000	3,930,000
Intermountain Power Agency, 0.9%, 11/3/2003	4,400,000	4,400,000
Salt Lake County, State General Obligations, 1.5%, 12/30/2003	5,000,000	5,008,060
		18,338,060
Virginia 2.6%
Chesapeake Bay, Transportation/Tolls Revenue, Bridge and Tunnel Commission, Series A 39, 144A, 1.15%*, 7/1/2025 (b) (c)	3,190,000	3,190,000
Fairfax County, Economic Development Authority Revenue, Flint Hill School Project, 1.05%*, 10/1/2025 (b)	19,580,000	19,580,000
Spotsylvania County, Industrial Development Revenue, 1.1%*, 4/1/2023 (b)	1,500,000	1,500,000
		24,270,000
Washington 5.9%
Electric Revenue, Energy Northwest Electric Revenue, Series R 4524, 144A, 1.15%*, 7/1/2018 (b) (c)	5,500,000	5,500,000
Electric Revenue, Northwest Energy, 1.15%*, 7/1/2017 (b) (c)	10,000,000	10,000,000
General Obligations, Series 9055, 144A, 1.17%*, 12/23/2010 (b) (c)	9,795,000	9,795,000
Port Tacoma, Core City, General Obligation, Series R 4036, 144A, 1.15%*, 12/1/2025 (b) (c)	7,310,000	7,310,000
Seattle, Transportation/Tolls Revenue, Series 849D, 144A, 1.14%*, 7/1/2021 (b) (c)	9,000,000	9,000,000
Snohomish County, General Obligation, Series B33, 144A, 1.15%*, 12/1/2027 (b) (c)	3,500,000	3,500,000
Washington, Public Housing Revenue, Housing Finance Community Nonprofit Housing Revenue, 144A, 1.15%*, 7/1/2033 (b)	10,000,000	10,000,000
		55,105,000
West Virginia 0.4%
Monongalia County, Building Community Hospital Revenue, Monongalia General Hospital, Series A, 1.17%*, 7/1/2017 (b)	3,770,000	3,770,000
Wisconsin 1.7%
Milwaukee, Water & Sewer Revenue, 144A, 1.15%*, 6/1/2022 (b) (c)	3,630,000	3,630,000
Wisconsin, Transportation Authority Revenue, 0.9%, 11/10/2003	12,000,000	12,000,000
		15,630,000
Total Investment Portfolio - 100.0% (Cost $939,131,030) (a)		939,131,030

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of September 30, 2003.
(a) The cost for federal income tax purposes was $939,131,030.
(b) Security includes a letter of credit or line of credit from a major bank.
(c) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance
MBIA	Municipal Bond Investors Assurance

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of September 30, 2003 (Unaudited)
Assets	Prime Series	Treasury Series	Tax-Free Series
Investments: Investments, at amortized cost	$ 2,354,712,738	$ 470,154,369	$ 939,131,030
Repurchase agreements, at value	870,158,660	-	-
Total Investments, at amortized cost	3,224,871,398	470,154,369	939,131,030
Cash	-	499	10,339
Receivable for securities sold	-	-	14,815,608
Interest receivable	3,102,629	10,859	2,132,259
Receivable for Fund shares sold	-	2,350,830	76,151
Other assets	55,600	27,460	76,960
Total assets	3,228,029,627	472,544,017	956,242,347
Liabilities
Due to custodian bank	14,772	-	-
Dividends payable	2,093	164	-
Payable for Fund shares redeemed	42,954	1,921,380	76,149
Accrued management fee	751,754	73,792	209,955
Accrued distribution fees	583,186	77,355	165,732
Accrued shareholder servicing fees	162,578	22,214	41,042
Accrued custodian and accounting fees	123,404	15,401	41,457
Accrued transfer agent fees	1,671,948	236,503	429,137
Other accrued expenses and payables	168,324	75,884	54,389
Total liabilities	3,521,013	2,422,693	1,017,861
Net assets	$ 3,224,508,614	$ 470,121,324	$ 955,224,486
Composition of Net Assets
Undistributed (accumulated distributions in excess of) net investment income	(25,229)	36,114	(143,763)
Accumulated net realized gain (loss)	(9,568)	16,101	(52,339)
Paid-in capital	3,224,543,411	470,069,109	955,420,588
Net assets	$ 3,224,508,614	$ 470,121,324	$ 955,224,486

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of September 30, 2003 (Unaudited) (continued)
Net Asset Value	Prime Series	Treasury Series	Tax-Free Series
Computation of Net Asset Value, Offering and Redemption Price Per Share
Prime Shares, Treasury Shares, and Tax-Free Shares, respectively(a) Net assets	$ 2,787,741,122	$ 374,207,305	$ 735,133,573
Shares outstanding	2,787,393,049	374,091,386	735,234,209
Net Asset Value per share	$ 1.00	$ 1.00	$ 1.00
Prime Institutional Shares, Treasury Institutional Shares and Tax-Free Institutional Shares, respectively(b) Net assets	$ 419,058,317	$ 95,914,019	$ 220,090,913
Shares outstanding	419,047,665	95,904,556	220,105,630
Net Asset Value per share	$ 1.00	$ 1.00	$ 1.00
Scudder Cash Reserve Prime Class A Shares Net assets	$ 7,156,446	$ -	$ -
Shares outstanding	7,162,687	-	-
Net Asset Value per share	$ 1.00	$ -	$ -
Scudder Cash Reserve Prime Class B Shares Net assets	$ 7,105,839	$ -	$ -
Shares outstanding	7,102,508	-	-
Net Asset Value per share	$ 1.00	$ -	$ -
Scudder Cash Reserve Prime Class C Shares Net assets	$ 193,741	$ -	$ -
Shares outstanding	193,835	-	-
Net Asset Value per share	$ 1.00	$ -	$ -
Quality Cash Reserve Prime Shares Net assets	$ 3,253,149	$ -	$ -
Shares outstanding	3,245,283	-	-
Net Asset Value per share	$ 1.00	$ -	$ -

a Prior to July 31, 2003, the Prime Shares were known as the Deutsche Bank Alex. Brown Cash Reserve Prime Shares, the Treasury Shares were known as the Deutsche Bank Alex. Brown Cash Reserve Treasury Shares and the Tax-Free Shares were known as the Deutsche Bank Alex. Brown Cash Reserve Tax-Free Shares.
b Prior to July 31, 2003, the Prime Institutional Shares were known as the Deutsche Bank Alex. Brown Cash Reserve Prime Institutional Shares, the Treasury Institutional Shares were known as the Deutsche Bank Alex. Brown Cash Reserve Treasury Institutional Shares and the Tax-Free Institutional Shares were known as the Deutsche Bank Alex. Brown Cash Reserve Tax-Free Institutional Shares.

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the six months ended September 30, 2003 (Unaudited)
Investment Income	Prime Series	Treasury Series	Tax-Free Series
Interest	$ 18,913,971	$ 2,771,065	$ 4,779,755
Dividends	1,489,412	-	-
Total Income	20,403,383	2,771,065	4,779,755
Expenses:
Management fee	4,395,175	614,092	1,235,522
Transfer agent fees	1,204,691	134,104	367,346
Custodian and accounting fees	159,151	67,792	93,124
Auditing	21,407	12,940	27,243
Legal	-	6,940	14,194
Directors' fees and expenses	70,848	-	-
Reports to shareholders	38,066	17,600	13,985
Registration fees	147,260	24,122	33,044
Distribution fees: Prime Shares, Treasury Shares and Tax-Free Shares, respectively	3,523,412	501,576	879,473
Scudder Cash Reserve Prime Class A Shares	10,008	-	-
Scudder Cash Reserve Prime Class B Shares	33,645	-	-
Scudder Cash Reserve Prime Class C Shares	1,071	-	-
Quality Cash Reserve Prime Shares	9,425	-	-
Shareholder servicing fees: Prime Shares, Treasury Shares and Tax-Free Shares, respectively	986,553	140,441	246,252
Scudder Cash Reserve Prime Class B Shares	11,215	-	-
Scudder Cash Reserve Prime Class C Shares	357	-	-
Other	-	-	3,638
Total expenses	10,612,284	1,519,607	2,913,821
Less: fee waivers and/or expense reimbursements	(22,684)	(126,430)	(2,634)
Net expenses	10,589,600	1,393,177	2,911,187
Net investment income	9,813,783	1,377,888	1,868,568
Net realized gain (loss) on investment transactions	10,063	16,101	6,836
Net increase (decrease) in net assets from operations	$ 9,823,846	$ 1,393,989	$ 1,875,404

The accompanying notes are an integral part of the financial statements.

Prime Series

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2003 (Unaudited)	Year Ended March 31, 2003
Operations: Net investment income	$ 9,813,783	$ 47,885,457
Net realized gain (loss)	10,063	12,329
Net increase (decrease) in net assets resulting from operations	9,823,846	47,897,786
Distributions to shareholders from: Net investment income: Prime Shares	(7,321,409)	(38,057,799)
Prime Institutional Shares	(2,287,912)	(9,631,429)
Scudder Cash Reserve Prime Class A Shares	(23,133)	(172,134)
Scudder Cash Reserve Prime Class B Shares	(3,924)	(54,913)
Scudder Cash Reserve Prime Class C Shares	(134)	(2,431)
Quality Cash Reserve Prime Shares	(3,710)	(208,566)
Total distributions	(9,640,222)	(48,127,272)
Fund share transactions: (at net asset value of $1.00 per share) Proceeds from shares sold	1,728,665,432	18,093,925,189
Reinvestment of distributions	9,639,047	45,429,416
Cost of shares redeemed	(1,960,522,455)	(19,822,015,528)
Net increase (decrease) in net assets from Fund share transactions	(222,217,976)	(1,682,660,923)
Increase (decrease) in net assets	(222,034,352)	(1,682,890,409)
Net assets at beginning of period	3,446,542,966	5,129,433,375
Net assets at end of period (including accumulated distributions in excess of net investment income of $25,229 and $198,790, respectively)	$ 3,224,508,614	$ 3,446,542,966

The accompanying notes are an integral part of the financial statements.

Treasury Series

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2003 (Unaudited)	Year Ended March 31, 2003
Operations: Net investment income	$ 1,377,888	$ 7,609,398
Net realized gain (loss)	16,101	8,557
Net increase (decrease) in net assets resulting from operations	1,393,989	7,617,955
Distributions to shareholders from: Net investment income: Treasury Shares	(924,164)	(5,835,505)
Treasury Institutional Shares	(453,657)	(1,945,846)
Total distributions	(1,377,821)	(7,781,351)
Fund share transactions: (at net asset value of $1.00 per share) Proceeds from shares sold	362,244,146	2,469,372,467
Reinvestment of distributions	1,377,145	6,950,836
Cost of shares redeemed	(423,957,615)	(2,891,288,689)
Net increase (decrease) in net assets from Fund share transactions	(60,336,324)	(414,965,386)
Increase (decrease) in net assets	(60,320,156)	(415,128,782)
Net assets at beginning of period	530,441,480	945,570,262
Net assets at end of period (including undistributed net investment income of $36,114 and $36,047, respectively)	$ 470,121,324	$ 530,441,480

The accompanying notes are an integral part of the financial statements.

Tax-Free Series

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2003 (Unaudited)	Year Ended March 31, 2003
Operations: Net investment income	$ 1,868,568	$ 8,200,017
Net realized gain (loss)	6,836	3,379
Net increase (decrease) in net assets resulting from operations	1,875,404	8,203,396
Distributions to shareholders from net investment income: Tax-Free Shares	(1,149,513)	(6,135,417)
Tax-Free Institutional Shares	(720,870)	(2,065,686)
Total distributions	(1,870,383)	(8,201,103)
Fund share transactions: (at net asset value of $1.00 per share) Proceeds from shares sold	662,127,806	4,079,225,358
Reinvestment of distributions	1,870,389	7,213,972
Cost of shares redeemed	(606,909,510)	(4,363,060,601)
Net increase (decrease) in net assets from Fund share transactions	57,088,685	(276,621,271)
Increase (decrease) in net assets	57,093,706	(276,618,978)
Net assets at beginning of period	898,130,780	1,174,749,758
Net assets at end of period (including accumulated distributions in excess of net investment income of $143,763 and $141,948, respectively)	$ 955,224,486	$ 898,130,780

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Prime Shares[b]
Years Ended March 31,	2003[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0026	.0108	.0270	.0578	.0480	.0473
Less: Distributions from net investment income	(.0026)	(.0108)	(.0270)	(.0578)	(.0480)	(.0473)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.26**	1.08	2.74	5.94	4.90	4.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	2,787,741	2,879,253	4,320,764	5,735,781	5,772,616	3,727,990
Ratio of expenses (%)	.69*	.70	.67	.66	.66	.63
Ratio of net investment income (%)	.53*	1.10	2.76	5.77	4.86	4.71

Prime Institutional Shares[c]
Years Ended March 31,	2003[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0045	.0140	.0302	.0610	.0511	.0499
Less: Distributions from net investment income	(.0045)	(.0140)	(.0302)	(.0610)	(.0511)	(.0499)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.45**	1.40	3.06	6.28	5.24	5.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	419,058	544,146	750,110	671,539	637,767	388,447
Ratio of expenses (%)	.32*	.38	.36	.34	.34	.36
Ratio of net investment income (%)	.90*	1.42	3.01	6.01	5.18	4.98
[a] For the six months ended September 30, 2003 (Unaudited).
[b] Prior to July 31, 2003, the Prime Shares were known as the Deutsche Bank Alex. Brown Cash Reserve Prime Shares.
[c] Prior to July 31, 2003, the Prime Institutional Shares were known as the Deutsche Bank Alex. Brown Cash Reserve Prime Institutional Shares.
* Annualized
** Not annualized

Treasury Shares[c]
Years Ended March 31,	2003[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0023	.0098	.0250	.0539	.0431	.0427
Less: Distributions from net investment income	(.0023)	(.0098)	(.0250)	(.0539)	(.0431)	(.0427)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.23b**	.99[b]	2.53[b]	5.53[b]	4.40[b]	4.35
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	374,207	390,982	745,638	866,508	790,443	816,700
Ratio of expenses before expense reductions (%)	.68*	.67	.64	.61	.66	.58
Ratio of expenses after expense reductions (%)	.63*	.62	.59	.56	.61	.58
Ratio of net investment income (%)	.46*	1.01	2.47	5.36	4.31	4.26

Treasury Institutional Shares[d]
Years Ended March 31,	2003[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0042	.0130	.0281	.0571	.0462	.0453
Less: Distributions from net investment income	(.0042)	(.0130)	(.0281)	(.0571)	(.0462)	(.0453)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.42b**	1.31[b]	2.85[b]	5.86[b]	4.72[b]	4.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	95,914	139,460	199,932	137,520	98,668	122,563
Ratio of expenses before expense reductions (%)	.30*	.35	.33	.31	.34	.33
Ratio of expenses after expense reductions (%)	.25*	.30	.28	.26	.29	.33
Ratio of net investment income (%)	.84*	1.33	2.71	5.66	4.62	4.54
[a] For the six months ended September 30, 2003 (Unaudited).
[b] Total return would have been lower had certain expenses not been reduced.
[c] Prior to July 31, 2003, the Treasury Shares were known as the Deutsche Bank Alex. Brown Cash Reserve Treasury Shares.
[d] Prior to July 31, 2003, the Treasury Institutional Shares were known as the Deutsche Bank Alex. Brown Cash Reserve Treasury Institutional Shares.
* Annualized
** Not annualized

Tax-Free Shares[b]
Years Ended March 31,	2003[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0016	.0074	.0168	.0333	.0276	.0277
Less: Distributions from net investment income	(.0016)	(.0074)	(.0168)	(.0333)	(.0276)	(.0277)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.16**	.74	1.69	3.38	2.80	2.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	735,134	699,983	1,006,613	1,701,940	1,664,370	1,047,391
Ratio of expenses (%)	.73*	.67	.65	.64	.65	.58
Ratio of net investment income (%)	.33*	.74	1.76	3.31	2.78	2.74

Tax-Free Institutional Shares[c]
Years Ended March 31,	2003[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0035	.0107	.0200	.0363	.0306	.0303
Less: Distributions from net investment income	(.0035)	(.0107)	(.0200)	(.0363)	(.0306)	(.0303)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.35**	1.07	2.01	3.69	3.10	3.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	220,091	198,148	168,137	173,956	117,446	84,600
Ratio of expenses (%)	.35*	.35	.33	.34	.35	.33
Ratio of net investment income (%)	.71*	1.06	1.98	3.62	3.09	3.03
[a] For the six months ended September 30, 2003 (Unaudited).
[b] Prior to July 31, 2003, the Tax-Free Shares were known as the Deutsche Bank Alex. Brown Cash Reserve Tax-Free Shares.
[c] Prior to July 31, 2003, the Tax-Free Institutional Shares were known as the Deutsche Bank Alex. Brown Cash Reserve Tax-Free Institutional Shares.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

Note 1-Organization and Significant Accounting Policies

A. Organization

Cash Reserve Fund, Inc. (formerly Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.) (the `Fund') is registered under the Investment Company Act of 1940 (the `Act'), as amended, as a diversified, open-end management investment company. The Fund is organized as a corporation under the laws of the state of Maryland. The Prime Series, the Treasury Series and the Tax-Free Series are the three series the Fund offers to investors.

The Prime Series offers six classes of shares to investors: Cash Reserve Prime Shares (`Prime Shares'), Scudder Cash Reserve Prime Class A Shares (`Class A Shares'), Scudder Cash Reserve Prime Class B Shares (`Class B Shares'), Scudder Cash Reserve Prime Class C Shares (`Class C Shares'), Quality Cash Reserve Prime Shares (`Quality Cash Shares') and Cash Reserve Prime Institutional Shares (`Prime Institutional Shares'). Certain detailed information for the Class A Shares, Class B Shares, Class C Shares and Quality Cash Shares is provided separately and is available upon request.

The Treasury Series offers two classes of shares to investors: Cash Reserve Treasury Shares (`Treasury Shares') and Cash Reserve Treasury Institutional Shares (`Treasury Institutional Shares').

The Tax-Free Series offers two classes of shares to investors: Cash Reserve Tax-Free Shares (`Tax-Free Shares') and Cash Reserve Tax-Free Institutional Shares (`Tax-Free Institutional Shares').

All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular series or class.

The investment objective of each Series is as follows: Prime Series and Treasury Series-to seek as high a level of current income as is consistent with preservation of capital and liquidity; Tax-Free Series-to seek as high a level of current income exempt from federal income tax as is consistent with preservation of capital and liquidity. Details concerning the Series' investment objectives and policies and the risk factors associated with the Series' investments are described in the Series' Prospectus and Statement of Additional Information.

B. Valuation of Securities

Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

C. Securities Transactions and Investment Income

Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

Distribution or service fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

D. Distributions

The Fund distributes all of its net investment income in the form of dividends, which are declared and recorded daily. Accumulated daily dividends are distributed to shareholders monthly.

E. Federal Income Taxes

It is the Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

F. Repurchase Agreements

The Prime Series and Treasury Series (the `Series') may make short term investments in repurchase agreements that are fully collateralized by US government securities. Under the terms of a repurchase agreement, a financial institution sells fixed income securities to the Series and agrees to buy them back on a specified day in return for the principal amount of the original sale plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Series has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Series' claims on the collateral may be subject to legal proceedings.

G. Estimates

In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

Note 2-Fees and Transactions with Affiliates

Investment Company Capital Corp. (`ICCC'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for each series. The Fund pays the Advisor an annual fee based on its aggregate average daily net assets which is calculated daily and paid monthly at the following annual rates: 0.30% of the first $500 million, 0.26% of the next $500 million, 0.25% of the next $500 million, 0.24% of the next $1 billion, 0.23% of the next $1 billion and 0.22% of the amount in excess of $3.5 billion. Accordingly, for the six months ended September 30, 2003, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.24% of the Fund's aggregate average daily net assets.

The Prime Series pays the Advisor an additional advisory fee that is calculated daily and paid monthly at the annual rate of 0.02% of its average daily net assets. The Tax-Free Series pays the Advisor an additional advisory fee that is calculated daily and paid monthly at the annual rate of 0.03% of its daily net assets.

For the period April 1, 2003 through August 1, 2003, the Advisor contractually agreed to a fee waiver equal to 0.05% of the average net assets on the Treasury Series. For the period August 1, 2003 through September 30, 2003, the Advisor agreed to voluntarily continue the fee waiver of 0.05% of average net assets on the Treasury Series. Accordingly, for the six months ended September 30, 2003, the Advisor waived $126,413 of operating expenses for the Treasury Series.

During the six months ended September 30, 2003, ICCC was the Fund's accounting agent. Each Series paid the accounting agent a fixed fee of $13,000 on assets up to $10 million. On assets greater than $10 million, each Series paid the accounting agent an annual fee based on its average daily net assets which was calculated daily and paid monthly. Scudder Fund Accounting Corporation (`SFAC'), an affiliate of the Advisor, is responsible for the general accounting records and determining the daily net asset value per share of the Fund. SFAC has retained State Street Bank and Trust Company (`State Street') as a sub-agent that performs fund accounting and administration services.

Scudder Investments Service Company (`SISC'), an affiliate of the Advisor, is the Fund's transfer agent. Each Series paid the transfer agent a per account fee that is accrued daily and paid monthly. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (`DST'), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The cost and expenses of such delegations are borne by SISC, not by the Fund.

During the six months ended September 30, 2003, ICCC voluntarily waived $20,277 and $382 of transfer agent fees for Class B Shares and Class C Shares of the Prime Series, respectively.

During the six months ended September 30, 2003, ICCC voluntarily waived $2,200 of transfer agent fees for the Tax-Free Shares.

Effective April 11, 2003, State Street serves as custodian for the Fund. Prior to April 11, 2003, Deutsche Bank Trust Company Americas, an affiliate of ICCC, was the Fund's custodian. The Fund pays the custodian an annual fee, which is accrued daily and payable monthly.

Certain officers and directors of the Fund are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Fund for serving in these capacities.

Note 3-Distribution and Service Fees

Scudder Distributors, Inc. (`SDI') is the Fund's Distributor. Each Series pays the Distributor an annual fee, pursuant to Rule 12b-1, based on its average daily net assets, which is calculated daily and paid monthly at the following annual rates: 0.25% of the Prime Shares, Class A Shares, Treasury Shares and Tax-Free Shares average daily net assets, 0.60% of the Quality Cash Shares average daily net assets and 0.75% of the Class B Shares and Class C Shares average daily net assets. The Prime Series also pays the Distributor a shareholder servicing fee based on the average daily net assets of the Class B Shares and Class C Shares which is calculated daily and paid monthly at the annual rate of 0.25%. The Fund does not pay fees on the Prime Institutional Shares, Treasury Institutional Shares and Tax-Free Institutional Shares.

The Prime Shares, Treasury Shares and Tax-Free Shares pay the Distributor a shareholder servicing fee, which is calculated daily and paid monthly at an annual rate of 0.07%. The Distributor uses this fee to compensate third parties that provide shareholder services to their clients who own shares.

Note 4-Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended September 30, 2003, the Fund's custodian fees were reduced by $2,025, $17 and $434 for the Prime Series, the Treasury Series, and the Tax-Free Series, respectively, under this arrangement.

Note 5-Share Transactions

The Fund is authorized to issue up to 20.81 billion shares of $.001 par value capital stock (12.66 billion Prime Series, 3.55 billion Treasury Series, 4.25 billion Tax-Free Series and 350 million undesignated). Transactions in capital shares were as follows (at net asset value of $1.00 per share):

Prime Series:	Six Months Ended September 30, 2003		Year Ended March 31, 2003
	Shares	Dollars	Shares	Dollars
Sold:
Prime Shares	1,093,983,505	$ 1,093,983,505	12,024,358,045	$ 12,024,358,044
Prime Institutional Shares	634,169,456	634,169,456	5,825,254,848	5,825,254,848
Class A Shares	211,590	211,590	125,429,162	125,429,092
Class B Shares	1,765	1,765	10,936,596	10,936,597
Class C Shares	-	-	402,461	402,462
Quality Cash Shares	299,116	299,116	107,544,397	107,544,146
		$ 1,728,665,432		$ 18,093,925,189
Reinvested:
Prime Shares	7,323,721	$ 7,323,721	36,581,377	$ 36,581,378
Prime Institutional Shares	2,286,336	2,286,336	8,460,923	8,460,923
Class A Shares	20,736	20,736	132,199	132,199
Class B Shares	3,173	3,173	49,958	49,957
Class C Shares	104	104	1,934	1,934
Quality Cash Shares	4,977	4,977	203,025	203,025
		$ 9,639,047		$ 45,429,416
Redeemed:
Prime Shares	(1,193,006,104)	$ (1,193,005,526)	(13,502,262,846)	$ (13,502,262,742)
Prime Institutional Shares	(761,543,473)	(761,543,473)	(6,039,643,782)	(6,039,643,782)
Class A Shares	(1,871,503)	(1,871,503)	(128,282,478)	(128,282,478)
Class B Shares	(3,796,114)	(3,796,114)	(10,853,181)	(10,850,194)
Class C Shares	(181,501)	(181,501)	(708,506)	(708,510)
Quality Cash Shares	(124,338)	(124,338)	(140,267,822)	(140,267,822)
		$ (1,960,522,455)		$ (19,822,015,528)
Net Decrease:
	(222,218,554)	$ (222,217,976)	(1,682,663,690)	$ (1,682,660,923)

	Six Months Ended September 30, 2003		Year Ended March 31, 2003
Treasury Series:	Shares	Dollars	Shares	Dollars
Sold:
Treasury Shares	299,258,477	$ 299,258,477	1,887,082,754	$ 1,887,082,721
Treasury Institutional Shares	62,985,669	62,985,669	582,289,746	582,289,746
		$ 362,244,146		$ 2,469,372,467
Reinvested:
Treasury Shares	923,485	$ 923,485	5,494,804	$ 5,494,804
Treasury Institutional Shares	453,660	453,660	1,456,032	1,456,032
		$ 1,377,145		$ 6,950,836
Redeemed:
Treasury Shares	(316,969,246)	$ (316,969,246)	(2,247,103,538)	$ (2,247,103,537)
Treasury Institutional Shares	(106,988,369)	(106,988,369)	(644,185,152)	(644,185,152)
		$ (423,957,615)		$ (2,891,288,689)
Net decrease:
	(60,336,324)	$ (60,336,324)	(414,965,354)	$ (414,965,386)

Tax-Free Series:	Six Months Ended September 30, 2003		Year Ended March 31, 2003
	Shares	Dollars	Shares	Dollars
Sold:
Tax-Free Shares	490,240,143	$ 490,240,142	2,775,518,182	$ 2,775,518,182
Tax-Free Institutional Shares	171,887,664	171,887,664	1,303,707,175	1,303,707,176
		$ 662,127,806		$ 4,079,225,358
Reinvested:
Tax-Free Shares	1,149,524	$ 1,149,524	5,870,979	$ 5,870,979
Tax-Free Institutional Shares	720,865	720,865	1,342,993	1,342,993
		$ 1,870,389		$ 7,213,972
Redeemed:
Tax-Free Shares	(456,244,408)	$ (456,244,408)	(3,088,026,833)	$ (3,088,026,833)
Tax-Free Institutional Shares	(150,665,102)	(150,665,102)	(1,275,033,768)	(1,275,033,768)
		$ (606,909,510)		$ (4,363,060,601)
Net decrease:
	57,088,686	$ 57,088,685	(276,621,272)	$ (276,621,271)

Note 6-Tax Disclosures

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to distribution reclassifications. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Distributions were characterized as follows for tax purposes:

Years Ended	March 31, 2003	March 31, 2002
Prime Series Ordinary income*	$ 48,127,272	$ 164,827,939
Treasury Series Ordinary income*	$ 7,781,351	$ 24,815,619
Tax-Free Series Tax exempt income	$ 8,201,103	$ 26,384,883
Ordinary income*	$ -	$ 243

At March 31, 2003, the components of distributable earnings on a tax basis were as follows:

Prime Series Undistributed ordinary income*	$ 1,044,023
Prime Series Capital loss carryforward	$ (19,600)
Treasury Series Undistributed ordinary income*	$ 273,026
Tax-Free Series Undistributed tax exempt income	$ 114,991
Tax-Free Series Capital loss carryforward	$ (53,000)
Tax-Free Series Unrealized appreciation (depreciation) on investments	$ (2,092)

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

At March 31, 2003, the Prime Series had a net tax basis capital loss carryforward of approximately $19,600 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2011, the expiration date, whichever occurs first.

At March 31, 2003, the Tax-Free Series had a net tax basis capital loss carryforward of approximately $53,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2008 ($33,000) and March 31, 2009 ($20,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through March 31, 2003, the Tax-Free Series incurred approximately $4,200 of net realized capital losses. As permitted by tax regulations, the Tax-Free Series intends to elect to defer these losses and treat them as arising in the fiscal year ending March 31, 2004.

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and Deutsche Asset Management mutual funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Deutsche Asset Management
Attention: Correspondence
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Other Information

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

the six-month period ended September 30, 2002, and offer an outlook for the months ahead.

Cash Reserve Fund, Inc.
P.O. Box 1346
Baltimore, MD 21203

DBABCR-3
26553
Printed (11/03)

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Deutsche Bank Alex Brown Cash Reserves
                                    Portfolio

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Deutsche Bank Alex Brown Cash Reserves
                                    Portfolio

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ----------------------------

By:                                 /s/Charles A. Rizzo
                                    ----------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               November 24, 2003
                                    ----------------------------

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Deutsche Bank Alex Brown Cash Reserves
                                    Tax-Free Portfolio

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Deutsche Bank Alex Brown Cash Reserves
                                    Tax-Free Portfolio

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ----------------------------

By:                                 /s/Charles A. Rizzo
                                    ----------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               November 24, 2003
                                    ----------------------------

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Deutsche Bank Alex Brown Cash Reserves
                                    Treasury Portfolio

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Deutsche Bank Alex Brown Cash Reserves
                                    Treasury Portfolio

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ----------------------------

By:                                 /s/Charles A. Rizzo
                                    ----------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               November 24, 2003
                                    ----------------------------